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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

      Date of report (Date of earliest event reported): April 24, 2003


                       WESTFIELD FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)


       Massachusetts              001-16767                 73-1627673
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)          File Number)            Identification No.)


               141 Elm Street, Westfield, Massachusetts 01085
             (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (413) 568-1911


                               Not Applicable
        (Former name or former address, if changed since last report)


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Item 1-6.     Not applicable.

Item 7.       Financial Statements, Pro Forma Financial Information and
              Exhibits

(c)           The following exhibits are filed with this Report:

Exhibit No.   Description
-----------   -----------

99.1 Press release issued by Westfield Financial, Inc. (the "Company") on April 24, 2003, furnished in accordance with
              Item 12 of this Current Report on Form 8-K.

Item 8.       Not applicable.

Item 9.       Regulation FD

              The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

              On April 24, 2003, the Company announced its earnings for the first quarter of the 2003 fiscal year. A copy of the press release dated April 24, 2003, describing first quarter earnings is attached as Exhibit 99.1.

Item 10-11.   Not applicable.

Item 12.      Results of Operations and Financial Condition

              See Item 9 per SEC Release 33-8216, March 27, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WESTFIELD FINANCIAL, INC.




                                       By:     /s/ Michael J. Janosco, Jr.
                                               ----------------------------
                                       Name:   Michael J. Janosco, Jr.
                                       Title:  Vice President, Chief
                                               Financial Officer and Treasurer

Date: April 24, 2003


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                                EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

   99.1       Press Release dated April 24, 2003.


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